SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 1, 2010

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 1, 2010, Synovus Financial Corp. (the “Company”) issued a press release announcing the completion of the consolidation of 28 of its 30 bank charters operating in Georgia, Alabama, Florida, Tennessee and South Carolina under one Georgia charter. Consolidation of the Company’s remaining two separately chartered Tennessee banks is expected by June 30, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 1, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)

Dated:	June 1, 2010	By:	/s/ Samuel F. Hatcher
Samuel F. Hatcher Executive Vice President, General Counsel and Secretary